Alco Investment Company
PO Box 3558
Federal Way, WA 98063-3558

© Commercial Brokers Association 1999-2005 ALL RIGHTS RESERVED

CBA Form LA
Lease Addendum
Rev. 5/07

SEVENTH AMENDMENT TO CBA LEASES
DATA I/O CORPORATION

The following Amendment to the Commercial Lease Agreement is dated October 17, 2024 between Alco Redmond East, LLC ("Landlord"), and Data I/O Corporation, a Washington Corporation ("Tenant") regarding the Premises commonly known as: 6645 185th Avenue NE, Suite 100 & 200, Redmond, WA 98052.

IT IS AGREED BETWEEN THE LANDLORD AND TENANT AS FOLLOWS: Pursuant to the Original Lease dated February 28, 2006, the First Amendment dated August 24, 2006, the Second Amendment dated January 31, 2011, the Third Amendment dated April 8, 2015, the Fourth Amendment dated May 18, 2016, the Fifth Amendment dated September 12 2017, and the Sixth Amendment dated October 4, 2021 (jointly, the "Lease"), Landlord and Tenant now desire to further amend and extend the lease upon the terms and conditions set forth in this Seventh Amendment.

1. **Early Termination of the Third Extended Term.** The Third Extended Term, as provided in the Sixth Amendment and originally scheduled to expire on January 31, 2026, shall terminate early on October 31, 2024.

2. **Fourth Extended Term.** Immediately following the early termination of the Third Extended Term, the Lease Term shall be extended for a period of sixty (60) months, commencing on November 1, 2024, and expiring on October 31, 2029 ("the "Fourth Extended Term)".

3. **Monthly Rent.** Monthly Base Rent for the Fourth Extended Term shall be as follows:

Months	Start Date	End Date	Monthly Base Rate	SF	Monthly Base Rent Due	Percent Increase
1-12	11/1/2024	10/31/2025	$1.60	20,460	**32,821.25**	
13-24	11/1/2025	10/31/2026	$1.65	20,460	**33,805.89**	3.00%
25-36	11/1/2026	10/31/2027	$1.70	20,460	**34,820.06**	3.00%
37-48	11/1/2027	10/31/2028	$1.75	20,460	**35,864.67**	3.00%
49-60	11/1/2028	10/31/2029	$1.81	20,460	**36,940.61**	3.00%

4. **Tenant's Proportionate Share.** Notwithstanding anything to the contrary, Tenant's Proportionate Share shall be based on the ratio of the agreed rentable area of the Premises to the agreed rentable area of the Building for expenses related to the Building, and to the agreed rentable area of all other Buildings on the Project for expenses related to the Project.

5. **Electronic Signatures.** The parties acknowledge and agree that this Lease may be executed by electronic signature and notarized virtually, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, "electronic signature" shall include electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

Initials: Initial GN DS AR

Docusign Envelope ID: 332B8B48-6EF5-4B72-A935-F2B8B425D2A3

Alco Investment Company
PO Box 3558
Federal Way, WA 98063-3558

© Commercial Brokers Association 1999-2005
ALL RIGHTS RESERVED

CBA Form LA
Lease Addendum
Rev. 5/07

SEVENTH AMENDMENT TO CBA LEASES
DATA I/O CORPORATION

EXHIBIT A

RIGHT OF FIRST OPPORTUNITY

(a) **Grant of Right.** Beginning on the Effective Date and continuing throughout the Term, as may be extended, Tenant shall have an ongoing right of first opportunity with respect to lease Suite 250 on the 2nd floor of the 6645 185th Avenue NE Building, in the event any portion thereof becomes available (the "ROFO Space"). If, at any time from the Effective Date and continuing throughout the Lease term, the ROFO Space becomes available for lease, Landlord shall notify Tenant (the "Right of First Opportunity Notice"). The Right of First Opportunity Notice shall specify: (i) the location and rentable area of the space which Landlord intends to lease; (ii) the date upon which such space shall be available for occupancy; (iii) the economic terms to include the annual rate of base rent per square foot of rentable area which Landlord intends to charge for such space, including all fixed and/or indexed adjustments to said rate, any security deposit or prepaid rent, any other financial terms, and the proposed lease term for such space; and (iv) other material terms. Tenant specifically acknowledges that Landlord may offer the space for a term which is longer than the unexpired balance of the Lease Term, or as part of a larger space. Therefore, Landlord may offer such space or the applicable portion thereof to Tenant on terms which require Tenant (a) to extend the balance of the Lease Term (at a market rent reasonably acceptable to Landlord) to coincide with the length of the term being considered by Landlord, or (b) to lease the entirety of the larger space. Tenant shall have the right (the "Right of First Opportunity"), exercisable by Tenant, within seven (7) business days of Tenant's receipt of the Right of First Opportunity Notice, to decline to lease such space or to elect to lease it. To lease such space, Tenant shall enter into an amendment to this Lease pursuant to which Tenant shall lease the space which is the subject of the Right of First Opportunity Notice under the terms and conditions specified in the Right of First Opportunity Notice and this Lease. If Tenant does not so accept the Right of First Opportunity Notice by the end of the fifth (5th) business day, Landlord shall be free to lease the same to a third party on the terms offered to Tenant under the Right of First Opportunity Notice. Tenant's rights under this Section a shall continue throughout the Term, as extended, and shall apply with respect to any subsequent offer in connection with ROFO Space, including space that Tenant did not accept at an earlier date. Notwithstanding the foregoing, in the event Tenant exercises said Right of First Opportunity within the first twenty four (24) months of the Fourth Extended Term the Monthly Rent shall mirror the rental rate schedule outlined in paragraph 3 herein.

(b) **Subordination.** This Right of First Opportunity shall be subject and subordinate to all expansion, first offer and similar rights currently set forth in any lease which has been executed in the Building prior to the Effective Date.

(c) **Financial Condition.** As a condition to Landlord executing a supplemental agreement with Tenant under this Section, Landlord shall have the right to review then current financial statements of Tenant. If Landlord is not satisfied, in its reasonable discretion, that the financial condition of Tenant is as strong or stronger than it is on the Effective Date, as demonstrated by such financial statements, or at least as strong as that of other tenants to whom Landlord would be willing to lease such space, then Landlord may proceed to lease the space as if Tenant had rejected the Right of First Opportunity Notice.

(d) **Rights Personal.** The Right of First Opportunity is personal to the original Tenant named herein and may not be exercised by any sublessee or assignee, or by any other successor or assign of Tenant unless any such entity has a net worth equal to or greater than Tenant. The Right of First Opportunity shall be effective only if no Event of Default is currently ongoing beyond expiration of any applicable notice and cure periods at the time of Tenant's acceptance of the Offer as set forth above.

Initials: Initial GN DS AR

Alco Investment Company
PO Box 3558
Federal Way, WA 98063-3558

© Commercial Brokers Association 1999-2005
ALL RIGHTS RESERVED

CBA Form LA
Lease Addendum
Rev. 5/07

SEVENTH AMENDMENT TO CBA LEASES
DATA I/O CORPORATION

(e) **No Promises.** Landlord shall have no liability for the failure of any space to become available; provided, however if Landlord is delayed delivering possession of the space which is the subject of the Right of First Opportunity Notice due to the holdover or unlawful possession of such space by any party, Landlord shall use commercially reasonable efforts to obtain possession of such space (including through litigation if required), and the commencement of the term for the space which is the subject of the Right of First Opportunity Notice shall be postponed until the date Landlord delivers possession of the subject ROFO Space to Tenant free from occupancy by any party and in the condition required pursuant to the Right of First Opportunity Notice. Notwithstanding the foregoing, Tenant may (at its option) upon written notice to Landlord, terminate its exercise of a Right of First Opportunity with respect to any ROFO Space (and any lease or amendment related thereto) if the ROFO Space is not delivered within ninety (90) days following the date on which delivery is required (which 90-day period shall not be subject to any extension for Force Majeure or otherwise, notwithstanding anything in this Lease to the contrary).

All other terms and conditions of the lease and the prior amendments shall remain unchanged and in full force.

Signature:

Landlord/Lessor: DocuSigned by: Adam Rosen 333FBF37B7FE443... Date: 11/3/2024 | 8:21 PM PST

Tenant/Lessee: Signed by: Gerry Ng 908A21D75B55484... Date: 11/1/2024 | 11:48 AM PDT

Initials: GN AR